CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Event: January 5, 2005

(date of earliest event reported)

NEXIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

033-22128D (Commission File Number)	84-1062062 (IRS Employer Identification Number)

59 West 100 South, Salt Lake City, Utah 84101

(Address of principal executive offices)

(801) 575-8073

(Registrant's telephone number, including area code)

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 5, 2005 the Company authorized the delivery to EquitiLink LLC of One Hundred Million shares of restricted common stock of the Company. The issuance was carried out in partial satisfaction of payment for services provided by EquitiLink LLC, of 4275 Executive Square, Suite 210, La Jolla, CA 92037.

These shares have been issued as compensation to Equitilink LLC for service provided for in a written agreement to provide to the Company public relations and communications services. The services contracted for will include the development, implementation and maintenance of an ongoing program to increase the investment community's awareness of the Company's activities and to stimulate the investment community's interest in the Company. The transaction was handled as a private sale exempt from registration under Section 4(2) of the Securities Act of 1993.

As of January 6, 2005, the total number of outstanding shares of the Company's common stock was Two Billion One Hundred Ninety Seven Million Nine Hundred Forty Five Thousand Eight Hundred Thirty Four (2,197,945,834).

ITEM 9.01 Financial Statements and Exhibits

The following exhibits are included as part of this report:

Exhibit No. Page No. Description

99 3 Agreement between Nexia Holdings, Inc. and EquitiLink LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of January, 2005.

Nexia Holdings, Inc.

/s/ Richard Surber

Richard Surber, President

AGREEMENT is to be effective as of the 20th day of December, 2004 by and between Equitilink, LLC, maintaining its principal offices at 4275 Executive Square, Suite 210, La Jolla, CA 92037 (hereinafter referred to as "Equitilink") and Nexia Holdings, Inc., maintaining its principal offices at 59 West 100 South, Salt Lake City, Utah 84101, (hereinafter referred to as "Client").

W I T N E S E T H:

WHEREAS, Equitilink is engaged in the business of providing and rendering public relations and communications services and has knowledge, expertise and personnel to render the requisite services to Client; and

WHEREAS, Client is desirous of retaining Equitilink for the purpose of obtaining public relations and corporate communications services so as to better, more fully and more effectively deal and communicate with its shareholders and the investment banking community.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, it is agreed as follows:

Engagement of Equitilink. Client herewith engages Equitilink and Equitilink agrees to render to Client public relations, communications, advisory and consulting services.

  The consulting services to be provided by Equitilink shall include, but are not limited to, the development, implementation and maintenance of an ongoing program to increase the investment community's awareness of Client's activities and to stimulate the investment community's interest in Client. Client acknowledges that Equitilink's ability to relate information regarding Client's activities is directly related to the information provided by Client to Equitilink.

  Client acknowledges that Equitilink will devote such time as is reasonably necessary to perform the services for Client, having due regard for Equitilink's commitments and obligations to other business for which it performs consulting services.

Term and Termination. This Agreement shall be for a period of four (4) months commencing on the effective date hereof. If the Client does not cancel the contract during the term, the contract will automatically be extended for an additional three (3) months.

Treatment of Confidential Information. Company shall not disclose, without the consent of Client, any financial and business information concerning the business, affairs, plans and programs of Client which are delivered by Client to Equitilink in connection with Equitilink's services hereunder, provided such information is plainly and prominently marked in writing by Client as being confidential (the "Confidential Information"). Equitilink will not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) Equitilink is required to disclose the Confidential Information pursuant to a subpoena or other judicial order.

Representation by Equitilink of Other Clients. Client acknowledges and consents to Equitilink rendering public relations, consulting and/or communications services to other clients of Equitilink engaged in the same or similar business as that of Client.

Indemnification by Client as to Information Provided to Equitilink. Client acknowledges that Equitilink, in the performance of its duties, will be required to rely upon the accuracy and completeness of information supplied to it by Client's officers, directors, agents and/or employees. Client agrees to indemnify, hold harmless and defend Equitilink, its officers, agents and/or employees from any proceeding or suit which arises out of or is due to the inaccuracy or incompleteness of any material or information supplied by Client to Equitilink.

Independent Contractor. It is expressly agreed that Equitilink is acting as an independent contractor in performing its services hereunder. Client shall carry no workers compensation insurance or any health or accident insurance on Equitilink or consultant's employees. Client shall not pay any contributions to social security, unemployment insurance, Federal or state withholding taxes nor provide any other contributions or benefits that might be customary in an employer-employee relationship.

Non-Assignment. This Agreement shall not be assigned by either party without the written consent of the other party.

Compensation. SEE SCHEDULE A1

Notices. Any notice to be given by either party to the other hereunder shall be sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other in writing.

Modification and Waiver. This Agreement may not be altered or modified except by writing signed by each of the respective parties hereof. No breach or violation of this Agreement shall be waived except in writing executed by the party granting such waiver.

Entire Agreement This writing constitutes the entire Agreement between the parties. This Agreement can only be modified by a written contract signed by both parties. In the event that any party brings suit to enforce any part of this Agreement, the prevailing party shall recover attorney fees and legal costs. This Agreement shall be interpreted according to the laws of the state of California. By signing below all parties agree they have the authority to bind their respective companies.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Equitilink, LLC

By: /s/ James Mahoney Date: January 4, 2005

James J. Mahoney, Managing Director

By: /s/ Thomas Mahoney Date: January 4, 2005

Thomas N. Mahoney, Managing Director

NEXIA HOLDINGS, INC.

By: /s/ Richard D. Surber . Date: January 4, 2005

Richard D. Surber, President

SCHEDULE A-1

PAYMENT FOR SERVICES AND REIMBURSEMENT OF EXPENSES

For the services to be rendered and performed by Equitilink during the term of the Agreement, Client shall, upon acceptance of this Agreement: Pay to Equitilink a total of one hundred million 144-restricted Nexia Holdings, Inc. stock due upon acceptance of this Agreement for four (4) months of service.

Equitilink, LLC

By: /s/ James Mahoney Date: January 4, 2005

James J. Mahoney, Managing Director

By: /s/ Thomas Mahoney Date: January 4, 2005

Thomas N. Mahoney, Managing Director

NEXIA HOLDINGS, INC.

By: /S/ Richard D. Surber Date: January 4, 2005

       Richard D. Surber, President